UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2007
                                -----------------

                                TUXIS CORPORATION
               (Exact Name of Registrant as Specified in Charter)




          Maryland                  001-12321                13-3196171
----------------------------     ----------------     --------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)


    11 Hanover Square, New York, New York                      10005
   -----------------------------------------            -------------------
   (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: 1-212-785-9300

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING

(d) On February 13, 2007, the Board of Directors of Tuxis Corporation (the "Company") determined to voluntarily withdraw the listing of the Company's common stock from the American Stock Exchange ("AMEX") and terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended ("Exchange Act"), based upon the recommendation of a special committee of the independent members of the Board of Directors created to evaluate such actions. The Company has submitted written notice to the AMEX of its intent to voluntarily withdraw the listing of its common stock. On or about February 26, 2007, the Company intends to file a Form 25 with the Securities and Exchange Commission ("SEC") to complete the voluntary withdrawal of the listing of its common stock from the AMEX, which will become effective 10 days after the filing date. Subsequently, the Company intends to file a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act. The Company anticipates the termination of registration will become effective 90 days following the filing of the Form 15 with the SEC.

         A copy of the press release relating to this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

         The information contained in this report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.


           Exhibit No.     Description of Exhibit
           ===========     ====================================
           99.1            February 14, 2007 Press Release Announcing Delisting


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TUXIS CORPORATION

Dated:   February 14, 2007                By:      /s/ Mark C. Winmill
                                                   -------------------
                                                   Mark C. Winmill
                                                   Chief Executive Officer

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EXHIBIT 99.1

                           TUXIS CORPORATION ANNOUNCES
                  INTENTION TO VOLUNTARILY DELIST COMMON STOCK
                        FROM AMERICAN STOCK EXCHANGE AND
                   TERMINATE REGISTRATION AS A PUBLIC COMPANY

New York, New York - (February 14, 2007) - Tuxis Corporation (AMEX: TUX) (the "Company") today announced that it has submitted written notice to the American Stock Exchange ("AMEX") of its intention to voluntarily delist its common stock from the AMEX. On or about February 26, 2007, the Company intends to file a Form 25 with the Securities and Exchange Commission ("SEC") to complete the voluntary delisting of its common stock from the AMEX, which will become effective 10 days after the filing date. Subsequently, the Company intends to file a Form 15 with the SEC to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company anticipates the termination of registration will become effective 90 days following the filing of the Form 15 with the SEC. Upon filing of the Form 15, the Company's obligation to file certain reports and forms, including Forms 10-KSB, 10-QSB and 8-K, with the SEC will immediately be suspended.

Following the effectiveness of the Form 25 filing, the Company anticipates that its common stock will be quoted over-the-counter in the Pink Sheets to the extent market makers commit to make a market in the Company's shares, although the Company can provide no assurance that trading in the stock will continue. Pink Sheets LLC is an electronic network through which participating broker-dealers can make markets, and enter orders to buy and sell shares of issuers. The Company intends to seek to identify a registered broker-dealer to sponsor the Company's shares in the Pink Sheets, and act as a market maker following delisting of the Company's shares from the AMEX. The Company will further seek additional market makers for the Company's shares following delisting.

The Board of Directors decided to take this action after considering the recommendation of a special committee of the independent members of the Board of Directors created to evaluate the issue. The committee concluded that the disadvantages of maintaining its listing on the AMEX and remaining a public company outweigh the benefits to the Company and its stockholders, and the Board concurred with the committee's recommendation. Among the factors considered were:

o the ongoing costs and expenses, both direct and indirect, associated with being listed on the AMEX and the preparation and filing of the Company's periodic reports with the SEC;

o the increase in costs and expenses that the Company expects to incur as a public company in light of the Sarbanes-Oxley Act of 2002, particularly complying with Section 404 of such Act;

o the limited trading volume and liquidity of the Company's stock on the AMEX; and

o         the lack of analyst coverage for the Company's stock.

Delisting and deregistration will allow management to focus its resources on implementing the Company's business plan and position the Company to enhance long-term stockholder value. The Company intends to update its stockholders with financial information on a regular basis.

Commenting on these developments, Mark C. Winmill, Chief Executive Officer of the Company, stated: "Costs associated with public reporting obligations have a real effect on our results. In addition, due to our small market capitalization and modest revenue base, we have not enjoyed many of the benefits traditionally associated with an AMEX listing. Our Board believes that stockholder value is best served through emphasizing future profitability over the limited benefits that have resulted from our current public reporting status and AMEX listing. At this time, we expect to report progress through quarterly earnings announcements and annual audited financial statements. We currently intend to make available annual reports and other information to stockholders on our website, WWW.TUXIS.COM."


This release contains certain "forward-looking statements" made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors, many of which are beyond the control of the Company, which may cause the Company's actual results to be materially different from those expressed or implied by such statements. Such risks, uncertainties and other factors include those described in the Company's filings with the Securities and Exchange Commission. The forward-looking statements made herein are only made as of the date of this release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                      -End-

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